                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM 8-K/A



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 28, 1999




                        Commission File Number: 0-27658


                            PREFERRED NETWORKS, INC.
             (Exact name of Registrant as Specified in its Charter)

                   GEORGIA                                 58-1954892
       (State or other jurisdiction of                  (I.R.S. Employer
        incorporation or organization)                Identification Number)

                       850 Center Way, Norcross, GA 30071
                    (Address of principal executive offices)
                                   (Zip Code)
                                 (770) 582-3500
              (Registrant's telephone number including area code)

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last year)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Financial Statements of Business as Acquired.

                           Not Applicable

                  (b)      Pro Forma Financial Information.

                           The unaudited pro forma condensed consolidated balance sheet of Preferred Networks, Inc. and Preferred Technical Services, Inc. as of
                           March 31, 1999 and the unaudited pro forma condensed consolidated statement of operations of Preferred Networks, Inc. and Preferred Technical Services, Inc. for the year ended December 31, 1998 and the three months ended March 31, 1999, are filed as part of this Current Report on Form 8-K/A.

                  (c)      Exhibits.


                           The following exhibits are filed as part of Preferred Networks, Inc.'s Current Report on Form 8-K filed June 14, 1999:

                           2.1 Asset Purchase Agreement, dated as of April 19, 1999, by and among Wireless Services Operating Corporation, Preferred Technical Services, Inc., and the Company (incorporated by reference to the Quarterly Report filed on Form 10-Q, No. 0-27658, for the quarter ended March 31, 1999).

                           2.2 Amendment to Asset Purchase Agreement, dated as of May 20, 1999, by and among Wireless Services Operating Corporation, Preferred Technical Services, Inc., and the Company (filed as part of the Current Report on Form 8-K, file no. 0-27658 filed with the Commission on June 14, 1999 and incorporated by reference herein).

                           2.3 Agreement Concerning Amendment to Credit Agreement dated as of May 28, 1999, by and among the Company, PNI Systems, LLC, NationsBank, N.A., and the guarantors party thereto (filed as part of the Current Report on Form 8-K, file no. 0-27658 filed with the Commission on June 14, 1999 and incorporated by reference herein).

                           2.4 Modification Agreement by and between the Company and Associates Capital Services Corporation dated May 28, 1999 (filed as part of the Current Report on Form 8-K, file no. 0-27658 filed with the Commission on June 14, 1999 and incorporated by reference herein).

                  Item 7(b).        Pro Forma Financial Statements

The following unaudited pro forma condensed consolidated financial statements of Preferred Networks, Inc. ("PNI") and Preferred Technical Services, Inc. ("PTS") are derived from, and should be read in conjunction with PNI's Form 10-K for the year ended December 31, 1998 and Form 10-Q for the quarter ended March 31, 1999 filed with the Securities and Exchange Commission. The pro forma condensed consolidated financial statements do not purport to be indicative of the results of operations or the financial position which would have actually been reported had the disposition of PTS by PNI been consummated on the dates indicated, or which may be reported in the future.

         The pro forma PNI balance sheet reflects PTS as a discontinued operation.

         The pro forma statement of operations reflects PTS as a discontinued operation as if the transaction had been consummated at the beginning of the period of the statement. (i.e. January 1, 1998 for the year ended statement and January 1, 1999 for the three months ended statement.)

                             PREFERRED NETWORKS INC
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                      FOR THE PERIOD ENDING MARCH 31, 1999
                                  (UNAUDITED)

                                                                                                            PREFERRED
                                                                                    PREFERRED               TECHNICAL
                                                                                  NETWORKS, INC.          SERVICES, INC.
                                                                                  ----------------        ----------------
Current assets
   Cash and cash equivalents ...................................................    $   5,421,691            $      (6,969)
   Accounts receivable, net ....................................................        3,259,197                2,230,054
   Inventory ...................................................................        2,531,829                  127,790
   Prepaid expenses and other current assets ...................................          661,112                   33,044
   Current assets of discontinued operations ...................................        2,383,919                        0
                                                                                    -------------            -------------
     Total current assets ......................................................       14,257,748                2,383,919

Property and equipment, net ....................................................       19,661,879                        0
Property and equipment  of discontinued operations, net ........................        1,107,363                1,107,363
Goodwill, net ..................................................................       11,564,829                        0
Goodwill  of discontinued operations, net ......................................          626,245                  626,245
FCC licenses, net ..............................................................        8,664,714                        0
Other assets, net ..............................................................          679,338                        0
Other assets of discontinued operations ........................................              280                      280
                                                                                    =============            =============
                                                                                    $  56,562,396            $   4,117,807
                                                                                    =============            =============

Current liabilities
   Accounts payable ............................................................    $   5,654,643            $           0
   Accrued liabilities .........................................................        1,181,605                        0
   Accrued compensation ........................................................          409,273                        0
   Current portion of notes payable and capital lease obligations ..............       18,702,495                        0
   Current liabilities of discontinued operations ..............................          635,822                  635,822
                                                                                    -------------            -------------
     Total current liabilities .................................................       26,583,838                  635,822

Notes payable and capital lease obligations, less current portion of
   continuing operations .......................................................          178,074                        0
Notes payable and capital lease obligations, less current portion of
   discontinued operations .....................................................          132,934                  132,934

Class A Redeemable Preferred Stock, no par value, $1.50 per share redemption price; 13,500,000 shares authorized, 10,000,000 shares issued and outstanding (including $2,683,333 and $2,308,333 of undeclared dividends in
   1999 and 1998 respectively) .................................................       16,360,105                        0

Class B Senior Redeemable Preferred Stock, no par value, $1.50 per share redemption price; 5,500,000 shares authorized, 5,333,336 shares issued and outstanding (including $1,245,161 and $945,161 of undeclared dividends in
   1999 and 1998, respectively).................................................        8,438,538                        0
                                                                                    -------------            -------------
     Total liabilities and Redeemable Preferred Stock ..........................       51,693,489                  132,934


Stockholders' equity
   Common Stock, no par value, 100,000,000 shares authorized
    in 1999 and 1998; 16,369,302 and 16,334,377 issued and
    outstanding in 1999 and 1998, respectively .................................       60,800,271                        0
   Investment in Subsidiary ....................................................                0                3,052,273
   Accretion of  Redeemable Preferred Stock ....................................         (984,420)                       0
   Accumulated surplus (deficit) ...............................................      (54,946,944)                 296,778
                                                                                    -------------            -------------
       Total Stockholders' equity ..............................................        4,868,907                3,349,051
                                                                                    -------------            -------------
                                                                                    $  56,562,396            $   4,117,807
                                                                                    =============            =============


                    See accompanying pro forma adjustments.

                             PREFERRED NETWORKS INC
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          QUARTER ENDED MARCH 31, 1999
                                  (UNAUDITED)

                                                                                           PREFERRED              PREFERRED
                                                                                           NETWORKS,              TECHNICAL
                                                                                              INC.              SERVICES, INC.
                                                                                         --------------         ----------------
Revenues
     Network services .............................................................      $    3,306,154          $            0
     Product sales ................................................................           3,845,690                       0
     Other services ...............................................................           2,494,267               1,550,765
                                                                                         --------------          --------------
              Total revenues ......................................................           9,646,111               1,550,765

Costs of revenues
     Network services .............................................................           2,125,048                       0
     Product sales ................................................................           3,205,649                       0
     Other services ...............................................................           2,207,907               1,132,209
                                                                                         --------------          --------------
              Total cost of revenues ..............................................           7,538,604               1,132,209
                                                                                         --------------          --------------
Gross margin ......................................................................           2,107,507                 418,556

Selling, general and administrative expenses ......................................           3,360,735                 255,653
Depreciation and amortization .....................................................           1,396,095                  98,488
                                                                                         --------------          --------------
              Operating loss ......................................................          (2,649,323)                 64,415
Interest expense ..................................................................            (488,889)                  3,777
Interest income ...................................................................              37,161                       0
                                                                                         --------------          --------------

              Net loss from continuing operations
                  before cumulative effect of change in accounting principle ......          (3,101,051)                 60,638

              Net income from discontinued operations, net of income taxes ........              60,638                       0
              Cumulative effect of change in accounting principle .................          (1,832,398)                      0
                                                                                         --------------          --------------
              Net loss ............................................................          (4,872,811)                 60,638
                                                                                         --------------          --------------

Accretion of Redeemable Preferred Stock ...........................................            (155,642)                      0
Redeemable Preferred Stock dividend requirements ..................................            (675,000)                      0
                                                                                         --------------          --------------
             Net loss attributable to Common Stock ................................      $   (5,703,453)         $       60,638
                                                                                         ==============          ==============

Net earnings per Common Share:
    Continuing operations before cumulative effect of change in
       accounting principle .......................................................      $         (.24)         $          .00
    Discontinued operations .......................................................                 .00                     .00
    Cumulative effect of change in accounting principle ...........................                (.11)                    .00
                                                                                         --------------          --------------
Net loss per share of Common Stock ................................................      $         (.35)         $          .00
                                                                                         ==============          ==============

Weighted average number of common shares
   used in calculating net loss per share of Common Stock .........................          16,265,377              16,265,377
                                                                                         ==============          ==============

Pro forma net loss assuming the change in
   accounting principle is applied retroactively ..................................      $   (3,040,413)         $            0
                                                                                         ==============          ==============

Pro forma net loss attributable to Common Stock assuming the change in
   accounting principle is applied retroactively ..................................      $   (3,871,055)         $            0
                                                                                         ==============          ==============

Pro forma net loss per share ......................................................      $         (.24)         $          .00
                                                                                         ==============          ==============



                    See accompanying pro forma adjustments.

                           PREFERRED NETWORKS, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                                       PREFERRED                  PREFERRED
                                                                                       NETWORKS,                  TECHNICAL
                                                                                          INC.                  SERVICES, INC.
                                                                                    --------------              ---------------
Revenues
         Network services ....................................................      $   13,204,172              $            0
         Product sales .......................................................          15,255,483                           0
         Other services ......................................................           6,839,196                   3,827,491
                                                                                    --------------              --------------
                  Total revenues .............................................          35,298,851                   3,827,491

Costs of revenues
         Network services ....................................................           8,537,012                           0
         Product sales .......................................................          13,248,038                           0
         Other services ......................................................           6,489,369                   2,902,924
                                                                                    --------------              --------------
                  Total costs of revenues ....................................          28,274,419                   2,902,924
                                                                                    --------------              --------------
Gross margin .................................................................           7,024,432                     924,567

Selling, general and administrative expenses .................................          13,709,629                     602,339
Other expenses ...............................................................             169,637                           0
Depreciation and amortization ................................................           6,743,031                     219,488
                                                                                    --------------              --------------
                  Operating loss .............................................         (13,597,865)                    102,740
Interest expense .............................................................          (2,043,182)                      4,512
Interest income ..............................................................             351,384                           0
                                                                                    --------------              --------------

                  Net income (loss) from continuing operations ...............         (15,289,663)                     98,228
                  Net income from discontinued operations, net of income taxes              98,228                           0
                                                                                    --------------              --------------
                  Net income (loss)                                                    (15,191,435)                     98,228


Accretion of Redeemable Preferred Stock ......................................            (583,062)                          0
Redeemable Preferred Stock dividend requirements .............................          (2,445,161)                          0
                                                                                    --------------              --------------
         Net income (loss) attributable to Common Stock ......................      $  (18,219,658)             $       98,228
                                                                                    ==============              ==============

Net Earnings per Common Share:
     Continuing operations                                                          $        (1.13)             $          .01
     Discontinued operations                                                        $          .01              $            0
                                                                                    --------------              --------------
     Net income (loss) per share of Common Stock                                    $        (1.12)             $          .01
                                                                                    ==============              ==============

Weighted average number of common shares used in calculating net loss per
   share of Common Stock .....................................................          16,257,586                  16,257,586
                                                                                    ==============              ==============

                    See accompanying pro forma adjustments.

BALANCE SHEET:

See PNI's Form 10-Q for the quarter ended June 30, 1999, and filed on August 16, 1999, for the gain reported from the sale of PTS.

STATEMENT OF OPERATIONS:

No income tax expense was included in the pro forma statement of operations on a combined basis, PNI is in a net loss position.

See PNI's Form 10-Q for the quarter ending March 31, 1999 for details of the loss per share calculation.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       PREFERRED NETWORKS, INC.



                                       Date:    August 13, 1999


                                       By:  /s/ Kathryn Loev Putnam
                                         ---------------------------------
                                          Kathryn Loev Putnam
                                          Senior Vice President &
                                          Chief Financial Officer

                               INDEX TO EXHIBITS

                                    Exhibit

2.1 Asset Purchase Agreement, dated as of April 19, 1999, by and among Wireless Services Operating Corporation, Preferred Technical Services, Inc., and the Company (incorporated by reference to the Quarterly Report filed on Form 10-Q, No. 0-27658, for the quarter ended March 31, 1999).

2.2 Amendment to Asset Purchase Agreement, dated as of May 20, 1999, by and among Wireless Services Operating Corporation, Preferred Technical Services, Inc., and the Company (filed as part of the Current Report on Form 8-K, file no. 0-27658 filed with the Commission on June 14, 1999 and incorporated by reference herein).

2.3 Agreement Concerning Amendment to Credit Agreement dated as of May 28, 1999, by and among the Company, PNI Systems, LLC, NationsBank, N.A., and the guarantors party thereto (filed as part of the Current Report on Form 8-K, file no. 0-27658 filed with the Commission on June 14, 1999 and incorporated by reference herein).
 .
2.4 Modification Agreement by and between the Company and Associates Capital Services Corporation dated May 28, 1999 (filed as part of the Current Report on Form 8-K, file no. 0-27658 filed with the Commission on June 14, 1999 and incorporated by reference herein).

Memo-648